UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 10, 2007


                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


New York                              0-50237                11-3680128
--------------------------------------------------------------------------------
(State or other jurisdiction      Commission File           IRS Employer
 of incorporation)                     Number             Identification No.


               4142 Hylan Boulevard, Staten Island, New York 10308
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


                  Registrant's telephone number: 718-979-1100


                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES


ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 10, 2007, VSB Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended June 30, 2007 of $508,021 or diluted earnings per share of $0.27 and for the six months ended June 30, 2007 of $1,037,792 or diluted earnings per share of $0.55. All share data has been adjusted for the Bancorp's five-for-four stock split, in the form of a 25% stock dividend, paid on May 18, 2006. The balance sheet includes the effects of adopting SEC Staff Accounting Bulleting Number 108. The Company's return on average assets and average equity were 0.96% and 10.50%, respectively, for the quarter ended June 30, 2007. This information and the accompanying press release were disseminated on July 10, 2007 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for earnings releases by searching the SEC's EDGAR database.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits - Press Release dated July 10, 2007 of VSB Bancorp, Inc.
                       describing the results of operations for the quarter and six months ended June 30, 2007 is annexed as Exhibit 99.1.

         For additional information, see annexed Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2007


                                       VSB Bancorp, Inc.

                                       By: /s/ RAFFAELE M. BRANCA
                                           ------------------------------------
                                           Raffaele M. Branca
                                           Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------------------------------------------------------------
99.1          Press Release reporting results of operations for the quarter and six months ended June 30, 2007.


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